EXHIBIT 99.2

Supplemental Operating and Financial Data

for the Quarter ended June 30, 2003

TRIZEC

www.trz.com

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company and all of the public filings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.

Second Quarter 2003

Trizec Properties, Inc., a real estate investment trust (REIT), is one of North America’s largest owners of commercial office properties. The Company has ownership interests in and manages a high-quality portfolio of 69 office properties totaling approximately 48 million square feet concentrated in the metropolitan areas of seven major U.S. cities. Trizec also has interests in two retail/entertainment properties. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s web site at www.trz.com.

Table of Contents

Page

Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Balance Sheet Information	4
Same-Property Performance	5
Unconsolidated Real Estate Joint Venture Information	6-7
Office Portfolio Analysis	8-13
Property Listing	14-15
Mortgage Debt and Other Loans	16-17
2003 Acquisition/Disposition Summary	18
Appendix:
A) FFO Definition / Reconciliation	19
B) Straight Line Adjustment Summary	20
C) Financial Information	21

This release contains forward-looking statements relating to the business and financial outlook of Trizec Properties, Inc., which are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Actual results may differ materially from those expressed in these forward-looking statements and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements indicated in this release. Such factors include those described in more detail in the Risk Factors section of our Form 10-K for the year ended December 31, 2002 filed with the SEC on March 27, 2003 and in our Form 10-Q for the quarter ended March 31, 2003 filed with the SEC on May 13, 2003. Forward-looking statements in this release speak only as of the date on which such statements are made and we undertake no obligation to update any such statements that become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Investor Information
Second Quarter 2003

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
233 South Wacker Drive, Suite 4600	Fax:	(312) 466-0185
Chicago, IL 60606	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Timothy Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Casey Wold	Chief Operating Officer

Research Coverage:
Banc of America Securities	Lee Schalop	(212) 847-5677
Goldman Sachs	David Kostin	(212) 902-6781
Green Street Advisors	Jim Sullivan	(949) 640-8780
Lehman Brothers	David Shulman / Stuart Axelrod	(212) 526-3413/3410
Merrill Lynch	Steve Sakwa / John Stewart	(212) 449-0335/1920
Morgan Stanley Dean Witter	Greg Whyte / Ajit Kumar	(212) 761-6331/3318
Wachovia Securities	Christopher Haley / Don Fandetti	(443) 263-6773/6537
BMO Nesbitt Burns	Ron Rimer / Shant Poladian	(416) 359-4238/6441
CIBC World Markets	Rossa O’Reilly / Nelson Mah	(416) 594-7296/8179
Griffiths McBurney	Anoop Prihar	(416) 943-6127
National Bank Financial	Michael Smith / Jimmy Shan	(416) 869-8022/8025
Raymond James	Harry Rannala / Gail Mifsud	(416) 777-7042/7084
RBC Capital Markets	Neil Downey	(416) 842-7835
TD Newcrest	Sam Damiani / Brad Cutsey	(416) 983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	Morgan Stanley REIT Index
Wilshire REIT Index
Russell 1000 Index

Dividend per share:

	Amount	Declared	Record	Paid

Q1-03:	$0.20	18-Mar	31-Mar	15-Apr
Q2-03:	$0.20	17-Jun	30-Jun	15-Jul

Shares outstanding:	150,360,299

Total Market Cap ($ mil.):	$4,860

Share Activity (NYSE):
Source: Bloomberg

					12 Months
					Ended
	Q3-02	Q4-02	Q1-03	Q2-03	6/30/03

Share Prices:
High	16.81	11.35	10.05	11.64	16.81
Low	10.60	8.60	8.11	8.58	8.11
Close	11.35	9.39	8.50	11.37	11.37
Avg. Daily
Vol. (000’s):	383	229	195	276	271

Investor Relations:	Dennis C. Fabro
Senior Vice President, Investor Relations
233 South Wacker Drive, Suite 4600
Chicago, IL 60606
Tel: (312) 798-6290 Fax: (312) 466-0185
E-mail: dennis.fabro@trz.com

Trustee:	Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
Toll Free: (800) 852-0037
e-mail: shrrelations@melloninvestor.com

Financial Highlights
($ 000’s, except per share amounts)

	Three Months Ended

	30-Jun-03	30-Jun-02	% Change

Total Revenues	$221,299	$228,130	-3%
Less: Interest income	(876)	(2,072)	-58%

Property Revenues	$220,423	$226,058	-2%
Operating Expenses	79,240	73,545	8%
Property Taxes	24,951	24,136	3%

Property Expenses	$104,191	$97,681	7%

Consolidated Property Revenues Less Property Expenses	$116,232	$128,377	-9%
Pro-Rata share of Property Revenues Less
Property Expenses from Unconsolidated Joint Ventures	12,593	13,400	-6%
Pro-Rata share of Property Revenues Less
Property Expenses from Discontinued Operations	1,802	5,796	-69%

Total Property Revenues Less Property Expenses	$130,627	$147,573	-11%

Net Income Available to Common Shareholders	$10,900	$36,673	-70%

Net Income Available To Common
Shareholders per share Basic	$0.07	$0.25	-72%

Diluted	$0.07	$0.24	-71%

Funds from Operations Available to Common Shareholders (FFO)[1]	$70,497	$78,295	-10%

FFO per share Basic	$0.47	$0.52	-10%

Diluted	$0.47	$0.52	-10%

Weighted Average Common Shares Outstanding:
Basic	149,785,046	149,372,623

Diluted	150,289,382	150,239,058

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Six Months Ended

	30-Jun-03	30-Jun-02	% Change

Total Revenues	$448,447	$455,668	-2%
Less: Interest income	(2,656)	(4,734)	-44%

Property Revenues	445,791	450,934	-1%
Operating Expenses	155,171	145,988	6%
Property Taxes	50,577	48,969	3%

Property Expenses	$205,748	$194,957	6%

Consolidated Property Revenues Less Property Expenses	$240,043	$255,977	-6%
Pro-Rata share of Property Revenues Less
Property Expenses from Unconsolidated Joint Ventures	29,043	26,747	9%
Pro-Rata share of Property Revenues Less
Property Expenses from Discontinued Operations	6,681	11,366	-41%

Total Property Revenues Less Property Expenses	$275,767	$294,090	-6%

Net Income Available to Common Shareholders	$69,003	$82,255	-16%

Net Income Available To Common
Shareholders per share Basic	$0.46	$0.55	-16%

Diluted	$0.46	$0.55	-16%

Funds from Operations Available to Common Shareholders (FFO)[1]	$150,976	$167,173	-10%

FFO per share Basic	$1.01	$1.12	-10%

Diluted	$1.01	$1.12	-10%

Weighted Average Common Shares Outstanding:
Basic	149,785,046	149,345,705

Diluted	149,979,535	149,884,795

(1)	FFO is a non-GAAP financial measure. See Appendix A for a reconciliation of FFO to net income available to common shareholders, the most directly comparable GAAP measure.

Segmented Financial Information
($ 000’s)	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Three Months Ended

	Atlanta	Chicago	Dallas	Houston

June 30, 2003
Property revenues	$21,988	17,394	22,110	31,224
Property expenses	(9,812)	(8,078)	(12,317)	(13,568)

Property revenues less property expenses	$12,176	9,316	9,793	17,656

June 30, 2002
Property revenues	$20,486	17,062	24,703	29,080
Property expenses	(7,701)	(7,689)	(13,624)	(13,240)

Property revenues less property expenses	$12,785	9,373	11,079	15,840

Six Months Ended
June 30, 2003
Property revenues	$43,800	35,021	44,860	61,941
Property expenses	(18,658)	(16,413)	(25,225)	(27,421)

Property revenues less property expenses	$25,142	18,608	19,635	34,520

June 30, 2002
Property revenues	$41,293	33,959	49,216	59,755
Property expenses	(15,721)	(15,115)	(26,770)	(26,504)

Property revenues less property expenses	$25,572	18,844	22,446	33,251

[Additional columns below]

[Continued from above table, first column(s) repeated]

Three Months Ended

				Secondary	Total
	Los Angeles	New York	Washington, D.C.	Markets	Office	Retail	Total

June 30, 2003
Property revenues	16,165	49,261	27,493	47,043	232,678	18,921	$251,599
Property expenses	(7,076)	(20,388)	(10,971)	(22,233)	(104,443)	(16,529)	(120,972)

Property revenues less property expenses	9,089	28,873	16,522	24,810	128,235	2,392	$130,627

June 30, 2002
Property revenues	12,857	48,652	31,461	51,823	236,124	26,911	$263,035
Property expenses	(5,072)	(19,328)	(11,772)	(20,488)	(98,914)	(16,548)	(115,462)

Property revenues less property expenses	7,785	29,324	19,689	31,335	137,210	10,363	$147,573

Six Months Ended
June 30, 2003
Property revenues	32,185	100,281	58,578	98,914	475,580	39,325	$514,905
Property expenses	(14,010)	(40,958)	(22,420)	(44,554)	(209,659)	(29,479)	(239,138)

Property revenues less property expenses	18,175	59,323	36,158	54,360	265,921	9,846	$275,767

June 30, 2002
Property revenues	24,179	97,872	64,279	102,345	472,898	51,227	$524,125
Property expenses	(9,739)	(38,305)	(23,638)	(43,683)	(199,475)	(30,560)	(230,035)

Property revenues less property expenses	14,440	59,567	40,641	58,662	273,423	20,667	$294,090

Balance Sheet Information
Second Quarter 2003

Real Estate

($ 000’s — As of June 30, 2003)

	Office	Retail	Total

Incl. pro rata share of unconsolidated real estate joint ventures
Rental properties	$5,289,064	418,197	$5,707,261
Properties held for development	72,004	7,159	79,163
Accumulated Depreciation	(670,249)	(15,913)	(686,162)

Total real estate	$4,690,819	409,443	$5,100,262

Held for the long-term	$4,583,479	402,284	$4,985,763
Held for disposition	107,340	7,159	114,499

Total real estate	$4,690,819	409,443	$5,100,262

Excl. pro rata share of unconsolidated real estate joint ventures
Rental properties	$4,851,634	342,292	$5,193,926
Properties held for development	37,686	—	37,686
Accumulated Depreciation	(608,414)	(13,778)	(622,192)

Total real estate	$4,280,906	328,514	$4,609,420

Held for the long-term	$4,173,566	328,514	$4,502,080
Held for disposition	107,340	—	107,340

Total real estate	$4,280,906	328,514	$4,609,420

Net Book Value

Rental Properties[1]
Held for the long-term	$4,926,235
Held for disposition
Esperante Office Building	$39,417
151 Front St.	18,488
Clark Tower	36,959

$94,864

Total Rental Properties	$5,021,099

Properties Held for Development[1]
Held for the long-term
Waterview	$34,318
Other	25,210

$59,528
Held for disposition
151 Front St. (Skywalk)	$12,476
Other	7,159

$19,635

Total Properties Held for Development	$79,163

Other Assets and Investments2

($000’s - As of June 30, 2003)

Cash and cash equivalents	$30,174
Escrows and restricted cash	54,483
Investment in unconsolidated real estate jv’s	241,110
Investment in Sears Tower	23,600
Office tenant receivables	18,262
Other receivables	27,294
Deferred rent receivables, net	140,930
Deferred charges, net	128,272
Prepaid expenses and other assets	81,352

Total Other Assets	$745,477

Other Liabilities2

($000’s - As of June 30, 2003)

Trade, construction and tenant improvements payables	$43,490
Accrued interest expense	16,158
Accrued operating expenses and property taxes	79,458
Other accrued liabilities	100,137
Dividends payable	30,702
Taxes payable	59,581

Total Other Liabilities	$329,526

(1)  Includes Trizec’s pro rata share of unconsolidated real estate joint venture assets

(2)  Excludes Trizec’s pro rata share of unconsolidated real estate joint venture assets

Same-Property Performance
Second Quarter 2003

Same-Property Revenues Less Expenses1

($ 000’s)

	Three Months Ended				Six Months Ended
	30-Jun				30-Jun

			Change				Change

	2003	2002	$	%	2003	2002	$	%

Including impact of straight-line rent
Property revenues excl. termination fees	$214,573	218,014	(3,441)	-1.6%	431,468	438,843	(7,375)	-1.7%
Property expenses	(97,342)	(96,440)	(902)	0.9%	(195,265)	(192,108)	(3,157)	1.6%

Property revenues excl. termination fees less property expenses	$117,231	121,574	(4,343)	-3.6%	236,203	246,735	(10,532)	-4.3%

Excluding impact of straight-line rent
Property revenues excl. termination fees and impact of straight-line rent	$208,723	211,870	(3,147)	-1.5%	418,228	425,884	(7,656)	-1.8%
Property expenses	(96,739)	(95,964)	(775)	0.8%	(193,992)	(191,436)	(2,556)	1.3%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$111,984	115,906	(3,922)	-3.4%	224,236	234,448	(10,212)	-4.4%

Same-Property Occupancy1

	Jun. 30

	2003	2002	Change

Period End	86.3%	89.6%	-3.3%
Average - Quarter	86.6%	89.6%	-3.0%
- YTD	87.3%	90.7%	-3.4%

No. of properties represented: 66

(1)  Including Trizec’s pro rata share of unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information
Second Quarter 2003

Unconsolidated Real Estate Joint Venture Assets

(As of June 30, 2003)

	Property	Location	Ownership	Occupancy (1)	Total Area	Owned Area

1.	Bank One Center	Dallas, TX	50%	83.4%	1,531,000	765,000
2.	Kellogg Brown & Root Tower	Houston, TX	50%	93.6%	1,048,000	524,000
3.	Marina Towers	Los Angeles, CA	50%	82.1%	381,000	191,000
4.	The Grace Building	New York, NY	50%	95.3%	1,518,000	758,000
5.	1411 Broadway	New York, NY	50%	98.8%	1,151,000	574,000
6.	1460 Broadway	New York, NY	50%	100.0%	215,000	107,000
7.	Waterview Land	Arlington, VA	80%	na	na	na
8.	Hollywood & Highland Hotel	Los Angeles, CA	91%	na	na	na
9.	Woodbridge Land	Woodbridge, VA	90%	na	na	na

				91.9%	5,844,000	2,919,000

(1)	Based on owned area

Statement of Operations

($ 000’s)

	Three Months Ended June 30, 2003		Six Months Ended June 30, 2003

	100%	TRZ (2)	100%	TRZ (2)

Revenues
Property Revenues	$49,736	$26,874	$104,427	$56,770
Interest Income	168	88	365	205

Total Revenue	$49,904	$26,962	$104,792	$56,975

Expenses
Property Expenses	24,661	14,281	48,070	27,727
Interest	8,960	4,728	18,870	10,316
Depreciation and Amortization	6,909	4,264	13,795	8,298

Total Expenses	$40,530	$23,273	$80,735	$46,341

Gain on early debt retirement(3)	—	—	4,125	2,750
Gain on disposition of real estate(3)	—	—	611	231

Net Income	$9,374	$3,689	$28,793	$13,615

Property Revenues Less Property Expenses	$25,075	$12,593	$56,357	$29,043

(2)	Represents Trizec’s pro rata share of unconsolidated real estate joint ventures

(3)	Due to sale of New Center One.

Unconsolidated Real Estate Joint Venture Financial Information
Second Quarter 2003

Balance Sheets

($ 000’s - As of June 30, 2003)

	100%	TRZ [1]

Assets
Real estate, net	$708,217	$490,842
Other assets
Cash & restricted cash	71,860	36,851
Deferred rent receivables, net	44,956	22,442
Deferred charges, net	29,660	17,275
Other	38,726	29,176

Total Assets	$893,419	$596,586

Liabilities
Mortgage debt	$543,796	$312,744
Other liabilities
Accrued operating expenses and property taxes	15,981	9,861
Trade, construction and TI payables	20,603	10,374
Other accrued liabilities	29,827	22,471
Other	54	26

Partners’ equity	283,158	241,110

Total Liabilities and Equity	$893,419	$596,586

(1)	Represents Trizec’s pro rata share of unconsolidated real estate joint ventures

Mortgage and Other Debt Maturities

($ 000’s - As of June 30, 2003)

	Amount	Rate

2003	$6,200	5.23%
2004	107,418	5.53%
2005	177,506	6.04%
2006	2,443	12.97%
2007	19,177	6.75%
Beyond	0	0.00%

Total	$312,744	5.95%

Office Portfolio Analysis
Second Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

		Geographic Distribution				Occupancy [1]		Gross Rent

	No. of	Total Area		Owned Area		Period	Qtr
(As of June 30, 2003)	Properties	000’s sq. ft.	%	000’s sq. ft.	%	End	Average	In-Place[2]	Market[3]

Core Markets
Atlanta	7	4,616	10%	4,616	11%	84.3%	84.1%	$20.60	$17.90
Chicago	5	6,154	13%	2,434	6%	93.4%	93.7%	26.30	27.50
Dallas	5	6,132	13%	5,366	13%	78.6%	79.5%	19.80	17.50
Houston	6	6,580	14%	6,056	15%	88.4%	88.5%	19.00	20.40
Los Angeles Area	5	2,810	6%	2,620	6%	86.2%	86.5%	26.20	26.60
New York Area	7	7,913	16%	6,462	16%	97.2%	97.6%	29.50	38.60
Washington D.C. Area	18	4,435	9%	4,435	11%	85.2%	86.1%	25.80	24.90

Total Core Markets	53	38,640	81%	31,989	78%	87.7%	88.1%	$23.80	$24.90

Secondary Markets
Charlotte	2	1,368	3%	1,368	3%	96.5%	96.6%	$19.40	$21.10
Minneapolis	2	1,102	2%	1,102	3%	67.7%	67.2%	20.80	16.80
Pittsburgh	1	1,468	3%	1,468	4%	82.7%	84.1%	19.10	17.40
St. Louis	2	1,378	3%	1,378	3%	84.8%	83.5%	20.60	18.10
Other	9	3,936	8%	3,936	9%	79.4%	80.2%	19.20	18.00

Total Secondary Markets	16	9,252	19%	9,252	22%	81.9%	81.8%	$19.60	$18.20

Total Office Properties	69	47,892	100%	41,241	100%	86.4%	86.7%	$22.90	$23.40

(1)	Occupancy excludes Sears Tower. Weighted on owned area.

(2)	Based on Trizec’s owned / occupied area. Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Based on Trizec’s owned area. Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis
Second Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Office Portfolio Leasing Activity

	3-Months Ended		6-Months Ended
	30-Jun-03		30-Jun-03

000's sq. ft.	Owned Area	Total Area	Owned Area	Total Area

New Leases	774,813	988,015	1,196,339	1,420,095
Renewals	493,476	544,345	1,213,911	1,268,239
Expiries	(1,499,499)	(1,859,711)	(3,551,745)	(3,886,171)

Net	(231,210)	(327,351)	(1,141,495)	(1,197,837)

Weighted-Avg. Term on new/renewal leasing (Yrs.)	5.9	6.3	5.2	5.6

Avg. Rental Rate on new/renewal leasing[1]	$23.45	$25.79	$21.95	$23.52
Avg. Rental Rate on expiring leases[1]	22.39	22.80	21.88	22.17

Rental Uplift on new leases[1]	$1.06	$2.99	$0.07	$1.35

	4.7%	13.1%	0.3%	6.1%

(1)	Excludes straight-line rent.

	3-Months Ended			6-Months Ended
	30-Jun-03			30-Jun-03

	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total

Capital Expenditures[3]:
Recurring	$2,093	$0	$2,093	$3,935	$382	$4,317
Non-Recurring	1,631	204	1,835	2,033	204	2,237

Total	$3,724	$204	$3,928	$5,968	$586	$6,554

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.05	$0.00	$0.05	$0.10	$0.01	$0.11
Non-Recurring	0.04	0.00	$0.04	$0.05	0.00	$0.05

Total	$0.09	$0.00	$0.09	$0.15	$0.01	$0.16

Tenant Installation Costs2,3:
Non-incremental revenue generating	$13,920	$2,480	$16,400	$23,878	$2,804	$26,682
Incremental revenue generating Space vacant > 12 months	2,368	1	2,369	4,328	1	4,329
Acquisitions and Developments	—	—	—	—	—	—

Total	$16,288	$2,481	$18,769	$28,206	$2,805	$31,011

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$15.21	$9.47	$13.93	$12.49	$10.23	$12.21
Incremental revenue generating	25.74	—	26.03	19.50	0.33	19.24

Total	$16.17	$9.47	$14.80	$13.22	$10.13	$12.86

(2)	Based on owned area and office leasing activity at Trizec’s share.

(3)	Retail Capital Expenditures and Tenant Installation Costs for the quarter ended June 30, 2003 totaled $2.0 million

Office Portfolio Analysis

Second Quarter 2003

		Scheduled Annual Expirations[1]
(As of June 30, 2003)
		2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

Core Markets
Atlanta	sq. ft. 000’s	201	507	567	594	573	493	127	165	406	204
	% of owned area	4.4%	11.0%	12.3%	12.9%	12.4%	10.7%	2.7%	3.6%	8.8%	4.4%
	Rate per sq. ft.	$19.53	$19.72	$20.50	$22.22	$21.55	$19.61	$21.66	$23.86	$30.59	$33.79
Chicago	sq. ft. 000’s	61	234	117	301	205	153	41	422	482	119
	% of owned area	2.5%	9.6%	4.8%	12.4%	8.4%	6.3%	1.7%	17.3%	19.8%	4.9%
	Rate per sq. ft.	25.60	23.94	27.92	22.88	26.28	24.64	26.82	34.47	33.08	33.22
Dallas	sq. ft. 000’s	298	410	506	352	908	248	170	387	101	126
	% of owned area	5.6%	7.6%	9.4%	6.6%	16.9%	4.6%	3.2%	7.2%	1.9%	2.4%
	Rate per sq. ft.	18.57	19.79	21.02	20.14	19.17	20.79	24.05	25.28	25.75	21.07
Houston	sq. ft. 000’s	1,017	777	237	292	412	703	203	832	377	241
	% of owned area	16.8%	12.8%	3.9%	4.8%	6.8%	11.6%	3.4%	13.7%	6.2%	4.0%
	Rate per sq. ft.	15.89	19.83	21.63	21.25	23.80	21.72	23.71	18.98	22.81	28.11
Los Angeles Area	sq. ft. 000’s	196	249	262	324	154	131	51	21	169	229
	% of owned area	7.5%	9.5%	10.0%	12.4%	5.9%	5.0%	1.9%	0.8%	6.4%	8.8%
	Rate per sq. ft.	29.10	26.94	27.83	23.56	27.21	32.02	27.74	32.31	23.33	30.33
New York Area	sq. ft. 000’s	128	823	439	227	354	334	622	715	153	200
	% of owned area	2.0%	12.7%	6.8%	3.5%	5.5%	5.2%	9.6%	11.1%	2.4%	3.1%
	Rate per sq. ft.	27.83	30.01	32.38	38.46	29.39	33.19	34.01	31.49	49.29	43.95
Washington D.C. Area	sq. ft. 000’s	216	384	683	273	706	431	332	364	109	173
	% of owned area	4.9%	8.7%	15.4%	6.2%	15.9%	9.7%	7.5%	8.2%	2.5%	3.9%
	Rate per sq. ft.	26.27	24.16	24.54	32.65	30.96	33.74	29.31	20.99	41.79	23.73
Total Core Markets	sq. ft. 000’s	2,118	3,384	2,811	2,363	3,311	2,493	1,546	2,906	1,797	1,292
	% of owned area	6.6%	10.6%	8.8%	7.4%	10.4%	7.8%	4.8%	9.1%	5.6%	4.0%
	Rate per sq. ft.	$19.89	$23.58	$24.52	$24.82	$24.58	$25.55	$29.14	$25.77	$30.94	$31.05
Secondary Markets
Charlotte	sq. ft. 000’s	29	77	236	198	48	77	505	11	10	0
	% of owned area	2.2%	5.6%	17.3%	14.5%	3.5%	5.6%	36.9%	0.8%	0.8%	0.0%
	Rate per sq. ft.	$25.29	$23.11	$25.89	$23.82	$15.59	$24.31	$12.63	$24.10	$29.43	$—
Minneapolis	sq. ft. 000’s	113	143	72	57	125	87	29	1	23	0
	% of owned area	10.3%	13.0%	6.5%	5.2%	11.3%	7.9%	2.6%	0.1%	2.1%	0.0%
	Rate per sq. ft.	15.75	17.20	26.56	20.74	21.58	21.68	31.28	19.71	27.74	—
Pittsburgh	sq. ft. 000’s	93	144	104	125	117	144	214	53	113	8
	% of owned area	6.3%	9.8%	7.1%	8.5%	8.0%	9.8%	14.6%	3.6%	7.7%	0.5%
	Rate per sq. ft.	19.16	19.87	19.41	20.60	20.89	19.72	18.16	21.78	18.37	18.68
St. Louis	sq. ft. 000’s	31	81	233	56	234	150	10	138	65	0
	% of owned area	2.3%	5.8%	16.9%	4.0%	17.0%	10.9%	0.7%	10.0%	4.7%	0.0%
	Rate per sq. ft.	17.73	20.89	18.36	17.35	27.94	22.20	22.44	24.83	22.72	—
Other	sq. ft. 000’s	633	365	407	402	751	257	151	22	19	37
	% of owned area	16.1%	9.3%	10.4%	10.2%	19.1%	6.5%	3.8%	0.6%	0.5%	0.9%
	Rate per sq. ft.	14.21	18.18	20.71	20.21	21.89	25.07	19.81	19.42	19.00	16.21
Total Secondary Markets	sq. ft. 000’s	900	809	1,053	838	1,275	716	909	225	231	45
	% of owned area	9.7%	8.7%	11.4%	9.1%	13.8%	7.7%	9.8%	2.4%	2.5%	0.5%
	Rate per sq. ft.	$15.40	$19.05	$21.62	$20.97	$22.64	$22.89	$15.83	$23.53	$21.10	$16.63
Total - Owned Area	sq. ft. 000’s	3,018	4,193	3,864	3,201	4,586	3,209	2,454	3,130	2,028	1,337
	% of owned area	7.3%	10.2%	9.4%	7.8%	11.1%	7.8%	6.0%	7.6%	4.9%	3.2%
	Rate per sq. ft.	$18.55	$22.71	$23.73	$23.82	$24.04	$24.95	$24.21	$25.61	$29.82	$30.56

Total Area[2]	sq. ft. 000’s	3,399	4,518	4,007	3,324	4,719	3,342	2,633	3,428	2,140	1,607
	% of total area	7.7%	10.2%	9.1%	7.5%	10.7%	7.6%	6.0%	7.8%	4.8%	3.6%
	Rate per sq. ft.	$18.33	$23.17	$24.25	$24.29	$24.07	$25.62	$25.00	$26.61	$29.97	$31.98

(1)	Expiring rental rates represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	Expiring percentages based on total area excluding Sears Tower.

Office Portfolio Analysis
Second Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Scheduled Quarterly Expirations1

(As of June 30, 2003)

		Q3-03	Q4-03	2003	Q1-04	Q2-04	Q3-04	Q4-04	2004

Core Markets
Atlanta	sq. ft. 000’s	140	62	201	106	119	80	201	507
	% of owned area	3.0%	1.3%	4.4%	2.3%	2.6%	1.7%	4.4%	11.0%
	Rate per sq. ft.	$20.73	$16.81	$19.53	$18.86	$18.85	$20.66	$20.31	$19.72
Chicago	sq. ft. 000’s	18	43	61	27	121	24	62	234
	% of owned area	0.7%	1.8%	2.5%	1.1%	5.0%	1.0%	2.5%	9.6%
	Rate per sq. ft.	19.24	28.28	25.60	19.97	23.13	29.91	24.94	23.94
Dallas	sq. ft. 000’s	85	213	298	32	61	230	88	410
	% of owned area	1.6%	4.0%	5.6%	0.6%	1.1%	4.3%	1.6%	7.6%
	Rate per sq. ft.	25.13	15.96	18.57	19.34	24.49	19.76	16.78	19.79
Houston	sq. ft. 000’s	902	116	1,017	325	126	154	171	777
	% of owned area	14.9%	1.9%	16.8%	5.4%	2.1%	2.5%	2.8%	12.8%
	Rate per sq. ft.	15.59	18.18	15.89	21.20	19.48	18.11	19.04	19.83
Los Angeles Area	sq. ft. 000’s	133	63	196	84	35	92	38	249
	% of owned area	5.1%	2.4%	7.5%	3.2%	1.3%	3.5%	1.5%	9.5%
	Rate per sq. ft.	31.21	24.69	29.10	26.62	26.75	27.50	26.48	26.94
New York Area	sq. ft. 000’s	80	49	128	89	37	137	560	823
	% of owned area	1.2%	0.8%	2.0%	1.4%	0.6%	2.1%	8.7%	12.7%
	Rate per sq. ft.	26.64	29.79	27.83	40.99	33.77	32.53	27.39	30.01
Washington D.C. Area	sq. ft. 000’s	178	38	216	79	138	154	13	384
	% of owned area	4.0%	0.8%	4.9%	1.8%	3.1%	3.5%	0.3%	8.7%
	Rate per sq. ft.	25.08	31.88	26.27	28.46	26.92	17.64	45.35	24.16
Total Core Markets	sq. ft. 000’s	1,535	583	2,118	743	637	871	1,133	3,384
	% of owned area	4.8%	1.8%	6.6%	2.3%	2.0%	2.7%	3.5%	10.6%
	Rate per sq. ft.	$19.65	$20.52	$19.89	$24.51	$23.37	$22.28	$24.10	$23.58
Secondary Markets
Charlotte	sq. ft. 000’s	4	26	29	67	7	0	3	77
	% of owned area	0.3%	1.9%	2.2%	4.9%	0.5%	0.0%	0.2%	5.6%
	Rate per sq. ft.	27.96	24.88	25.29	22.27	26.98	-	32.13	23.11
Minneapolis	sq. ft. 000’s	5	108	113	2	5	123	14	143
	% of owned area	0.5%	9.8%	10.3%	0.2%	0.4%	11.1%	1.2%	13.0%
	Rate per sq. ft.	10.90	15.97	15.75	31.52	17.81	16.53	20.76	17.20
Pittsburgh	sq. ft. 000’s	62	31	93	58	58	0	27	144
	% of owned area	4.2%	2.1%	6.3%	4.0%	3.9%	0.0%	1.9%	9.8%
	Rate per sq. ft.	18.85	19.78	19.16	18.79	20.83	21.02	20.12	19.87
St. Louis	sq. ft. 000’s	23	9	31	9	17	0	54	81
	% of owned area	1.6%	0.6%	2.3%	0.7%	1.3%	0.0%	3.9%	5.8%
	Rate per sq. ft.	17.93	17.21	17.73	21.80	19.37	-	21.22	20.89
Other	sq. ft. 000’s	420	213	633	198	55	43	69	365
	% of owned area	10.7%	5.4%	16.1%	5.0%	1.4%	1.1%	1.8%	9.3%
	Rate per sq. ft.	12.09	18.39	14.21	16.38	18.79	23.94	19.30	18.18
Total Secondary Markets	sq. ft. 000’s	514	386	900	334	142	166	167	809
	% of owned area	5.6%	4.2%	9.7%	3.6%	1.5%	1.8%	1.8%	8.7%
	Rate per sq. ft.	$13.28	$18.22	$15.40	$18.22	$20.06	$18.46	$20.42	$19.05
Total - Owned Area	sq. ft. 000’s	2,048	969	3,018	1,077	778	1,037	1,300	4,193
	% of owned area	5.0%	2.3%	7.3%	2.6%	1.9%	2.5%	3.2%	10.2%
	Rate per sq. ft.	$18.06	$19.61	$18.55	$22.56	$22.77	$21.67	$23.62	$22.71

Total Area[2]	sq. ft. 000’s	2,400	999	3,399	1,127	829	1,249	1,313	4,518
	% of total area	5.4%	2.3%	7.7%	2.6%	1.9%	2.8%	3.0%	10.2%
	Rate per sq. ft.	$17.71	$19.82	$18.33	$23.69	$23.28	$22.05	$23.73	$23.17

(1)	Expiring rental rates represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	Expiring percentages based on total area excluding Sears Tower.

Office Portfolio Analysis
Second Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Market Distribution1

	Three Months Ended	Six Months Ended
	30-Jun-03	30-Jun-03

Core Markets:
Atlanta	9%	9%
Chicago	7%	7%
Dallas	8%	7%
Houston	14%	13%
Los Angeles Area	7%	7%
New York Area	23%	22%
Washington D.C. Area	13%	14%

	81%	79%

Secondary Markets:
Charlotte	3%	3%
Minneapolis	1%	1%
Pittsburgh	2%	2%
St. Louis	3%	3%
Other	10%	12%

	19%	21%

Total	100%	100%

(1)	Based on property revenues less property expenses.

Top 10 Assets

(As of June 30, 2003)

			% of Net
		% owned area	Rent[1]

Allen Center	Houston, TX	8%	9%
One New York Plaza	New York, NY	6%	8%
The Grace Building (50%)	New York, NY	2%	4%
Newport Tower	Jersey City, NJ	3%	4%
Ernst & Young Plaza	Los Angeles, CA	3%	3%
1411 Broadway (50%)	New York, NY	1%	3%
Continental Center I	Houston, TX	3%	3%
110 William Street	New York, NY	2%	3%
Galleria Towers	Dallas, TX	3%	3%
Metropolitan Square	St. Louis, MO	3%	3%

(1)	Based on property revenues excluding termination fees less property expenses.

Office Portfolio Analysis
Second Quarter 2003	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures)

Tenant Mix by Industry

(As of June 30, 2003)

Industry	%of owned area

Banking / Securities Brokers	15%
Legal Services	11%
Computers / Communications	7%
Misc. Business Services	7%
Oil and Gas	6%
Insurance / Non Bank Financial	6%
Wholesalers / Retailers	5%
Government	4%
Engineering and Architectural	4%
Transportation	3%

Number of tenants:	2,500
Average remaining lease term (years):	5.3

Top 20 Tenants

(As of June 30, 2003)

		% of Gross
Tenant	%owned area	Rent[1]

Prudential Securities	3.5%	3.9%
GSA	1.9%	2.2%
Goldman Sachs	1.4%	2.0%
Bank of America	2.1%	1.8%
Continental Airlines	1.9%	1.7%
Ernst & Young	0.8%	1.4%
Fried, Frank, Harris	0.8%	1.3%
Bank One	1.0%	1.2%
Devon Energy	0.8%	1.1%
Kellogg, Brown and Root	1.4%	1.0%
Jones Apparel Group	0.4%	0.8%
Shell Oil Company	0.7%	0.8%
Allstate Insurance	0.6%	0.8%
Bryan Cave LLP	0.5%	0.8%
AOL Time Warner	0.4%	0.8%
Wells Fargo	0.9%	0.7%
Invesco	0.6%	0.7%
NYC Economic Development	0.5%	0.7%
Merrill Lynch	0.5%	0.6%
Amerada Hess	0.8%	0.6%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.

Lease Stratification

	Occupied		No. of
Lease Size (sq. ft.)	Area[1]	%	Leases[2]	%

0-2,500	1,395,000	3.6%	1,295	42.0%
2,501-5,000	2,091,000	5.5%	577	18.7%
5,001-10,000	3,196,000	8.3%	457	14.8%
10,001-25,000	6,701,000	17.5%	439	14.3%
25,001-50,000	6,139,000	16.0%	178	5.8%
50,001-100,000	4,434,000	11.6%	64	2.1%
100,001 +	14,369,000	37.5%	71	2.3%

Total	38,325,000	100.0%	3,081	100.0%

(1)	Based on total area excluding Sears Tower

(2)	Represents number of leases in each lease size category, not number of tenants as some tenants operate under multiple leases.

Property Listing
Second Quarter 2003

Property Listing

(As of June 30, 2003)

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	92.6%
Colony Square	Atlanta, GA	837,000	837,000	78.6%
The Palisades	Atlanta, GA	627,000	627,000	81.2%
Newmarket Business Park	Atlanta, GA	617,000	617,000	86.2%
One Alliance Center	Atlanta, GA	558,000	558,000	91.2%
Lakeside Centre	Atlanta, GA	518,000	518,000	67.4%
Midtown Plaza	Atlanta, GA	504,000	504,000	89.3%

Total - Atlanta	(7 properties)	4,616,000	4,616,000	84.3%
Chicago
Sears Tower [3]	Chicago, IL	3,720,000	—	88.0%
Two North LaSalle	Chicago, IL	692,000	692,000	96.1%
10 South Riverside	Chicago, IL	685,000	685,000	86.6%
120 South Riverside	Chicago, IL	685,000	685,000	96.3%
550 West Washington	Chicago, IL	372,000	372,000	95.5%

Total - Chicago	(5 properties)	6,154,000	2,434,000	93.4%
Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	79.4%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	83.4%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	79.3%
Plaza of the Americas	Dallas, TX	1,176,000	1,176,000	71.9%
Park Central I & II	Dallas, TX	268,000	268,000	85.1%

Total - Dallas	(5 properties)	6,132,000	5,366,000	78.6%
Houston
Allen Center	Houston, TX	3,184,000	3,184,000	86.7%
Cullen Center
Continental Center I	Houston, TX	1,110,000	1,110,000	91.7%
Continental Center II	Houston, TX	449,000	449,000	89.1%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	93.6%
500 Jefferson	Houston, TX	390,000	390,000	75.1%
3700 Bay Area Blvd	Houston, TX	399,000	399,000	98.1%

Total - Houston	(6 properties)	6,580,000	6,056,000	88.4%
Los Angeles Area
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	88.2%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	82.1%
9800 La Cienega	Los Angeles, CA	358,000	358,000	74.3%
Landmark Square	Long Beach, CA	443,000	443,000	91.4%
Shoreline Square	Long Beach, CA	383,000	383,000	86.7%

Total - Los Angeles Area	(5 properties)	2,810,000	2,620,000	86.2%

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	99.6%
The Grace Building (50%)	New York, NY	1,518,000	758,000	95.3%
1411 Broadway (50%)	New York, NY	1,151,000	574,000	98.8%
110 William Street	New York, NY	868,000	868,000	99.3%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	84.1%
1460 Broadway (50%)	New York, NY	215,000	107,000	100.0%
Newport Tower	Jersey City, NJ	1,038,000	1,038,000	98.0%

Total - New York Area	(7 properties)	7,913,000	6,462,000	97.2%
Washington, D.C. Area
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	92.3%
Watergate Office Building	Washington, D.C.	261,000	261,000	95.3%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	99.4%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	70.9%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	97.8%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania.	Washington, D.C.	77,000	77,000	81.3%

Washington, D.C.	(7 properties)	1,415,000	1,415,000	91.8%

Bethesda Crescent	Bethesda, MD	269,000	269,000	89.5%
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	99.8%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	76.5%
Silver Spring Centre	Silver Spring, MD	216,000	216,000	99.7%

Suburban Maryland	(4 properties)	1,338,000	1,338,000	85.7%

Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	95.9%
Two Ballston Plaza	Arlington, VA	223,000	223,000	63.3%
1550 Wilson Boulevard	Arlington, VA	134,000	134,000	98.8%
1560 Wilson Boulevard	Arlington, VA	128,000	128,000	98.3%
Reston Unisys	Reston, VA	238,000	238,000	100.0%
One Reston Crescent	Reston, VA	184,000	184,000	0.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	80.9%

Northern Virginia	(7 properties)	1,682,000	1,682,000	79.3%

Total - Washington, D.C. Area	(18 properties)	4,435,000	4,435,000	85.2%

Property Listing
Second Quarter 2003

Property Listing

(As of June 30, 2003)

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

Charlotte
Bank of America Plaza	Charlotte, NC	891,000	891,000	98.6%
First Citizens Plaza	Charlotte, NC	477,000	477,000	92.7%

Total - Charlotte	(2 properties)	1,368,000	1,368,000	96.5%
Minneapolis
Northstar Center	Minneapolis, MN	813,000	813,000	59.5%
Minnesota Center	Minneapolis, MN	289,000	289,000	90.8%

Total - Minneapolis	(2 properties)	1,102,000	1,102,000	67.7%
Pittsburgh
Gateway Center	Pittsburgh, PA	1,468,000	1,468,000	82.7%
St. Louis
Metropolitan Square	St. Louis, MO	1,041,000	1,041,000	86.1%
St. Louis Place	St. Louis, MO	337,000	337,000	80.7%

Total - St. Louis	(2 properties)	1,378,000	1,378,000	84.8%
Other
250 West Pratt Street	Baltimore, MD	368,000	368,000	82.6%
Bank of America Plaza	Columbia, SC	303,000	303,000	86.1%
1441 Main Street	Columbia, SC	274,000	274,000	94.2%
1333 Main Street	Columbia, SC	225,000	225,000	82.1%
Borden Building	Columbus, OH	569,000	569,000	68.2%
Clark Tower	Memphis, TN	650,000	650,000	79.8%
Capital Center II & III	Sacramento, CA	529,000	529,000	65.2%
Williams Center I & II	Tulsa, OK	770,000	770,000	83.5%
Esperante Office Building	West Palm Beach, FL	248,000	248,000	90.1%

Total - Other	(9 properties)	3,936,000	3,936,000	79.4%

Total - Office Properties	(69 properties)	47,892,000	41,241,000	86.4%

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]

Other Properties
151 Front Street West	Toronto, ON	272,000	272,000	77.9%
Retail/Entertainment
Desert Passage	Las Vegas, NV	475,000	475,000	77.2%
Hollywood & Highland
Retail	Los Angeles, CA	645,000	645,000	84.1%
Hotel (91.5%)	Los Angeles, CA	600,000	546,000	n/a

		1,245,000	1,191,000

Notes:

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Occupancy as shown is weighted on owned area and excludes Sears Tower.

(3)	Trizec owns a subordinated mortgage and is the residual beneficiary of the trust that owns the property. In addition, Trizec has responsibility for property management and leasing services. Accordingly, the property is excluded from operating statistics other than aggregate square footage calculations.

Mortgage Debt and Other Loans
Second Quarter 2003	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Mortgage and Other Debt	(As of June 30, 2003)

	Weighted average		Weighted average	Outstanding
	term to maturity		interest rates	balance

				($000’s)
Collateralized Property Loans
At fixed rates	4.8	yrs	6.68%	$2,161,591
At variable rates (subject to interest rate caps)	1.1	yrs	3.90%	120,000
At variable rates	2.5	yrs	2.42%	802,612

Total	4.0	yrs	5.46%	$3,084,203
Other Loans
At fixed rates	29.4	yrs	5.51%	$65,703
At variable rates	1.0	yrs	4.25%	596

Total	29.2	yrs	5.50%	$66,299

Total	4.6	yrs	5.46%	$3,150,502

Credit Facilities ($ 000’s)	(As of June 30, 2003)	(Included in above balances)

	Available	Drawn	Undrawn

Operating facilities	$146,220	$34,000	$112,220

Mortgage and Other Debt Maturities	(As of June 30, 2003)

($ 000’s)	2003	2004	2005	2006	2007	Beyond	Total

Properties held for the long term
Office	$20,933	516,157	71,112	724,582	92,752	1,303,537	$2,729,073
Retail	1,402	144,153	178,784	8,349	542	44,927	378,157

	22,335	660,310	249,896	732,931	93,294	1,348,464	$3,107,230
Properties held for disposition
Office	444	907	41,921	—	—	—	$43,272
Retail	—	—	—	—	—	—	—

	444	907	41,921	—	—	—	$43,272

Total maturities	22,779	661,217	291,817	732,931	93,294	1,348,464	$3,150,502

Weighted average rates:
Office	5.29%	6.04%	6.34%	4.79%	6.55%	5.97%	5.70%

Total	5.22%	5.45%	4.56%	4.88%	6.52%	5.92%	5.46%

Fixed vs Variable Rate Debt 1

(As of June 30,2003)

Secured vs Unsecured Debt

(As of June 30,2003)

Financial Ratios

(a) Interest Coverage	2.4x
(b) Fixed Charge Coverage	2.0x
(c) Debt to Total Book Capitalization	63%

(a)     Income before income taxes, minority interests, income from unconsolidated real estate joint ventures, recovery on insurance claim, discontinued operations and gain on disposition of real estate plus loss on early debt retirement, depreciation and amortization and interest expense; divided by interest expense.

(b)     Same as (a) except denominator includes regular debt amortizations and special dividends.

(c)     Mortgage debt and other loans divided by mortgage debt and other loans plus shareholders’ equity.

(1)	In Q1-03, Trizec entered into two forward interest rate hedging contracts, to fix $500 million of variable rate debt into fixed, at an average rate of 2.61% effective July 2003. These hedging contracts are not reflected in charts above.

Mortgage Debt and Other Loans
Second Quarter 2003

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V 2	Date	Rate	Balance	Maturity

(As of June 30, 2003)				($ 000’s)	(Years)
CMBS Transaction
Class A-1 FL	V	15-Apr-06	1.47%	249,201	2.8
Class A-2	F	15-May-11	6.09%	74,115	7.9
Class A-3 FL	V	15-Mar-08	1.56%	236,700	4.7
Class A-3	F	15-Mar-08	6.21%	78,900	4.7
Class A-4	F	15-May-11	6.53%	240,600	7.9
Class B-1 FL	V	15-Apr-06	1.61%	46,519	2.8
Class B-3 FL	V	15-Mar-08	1.71%	43,500	4.7
Class B-3	F	15-Mar-08	6.36%	14,500	4.7
Class B-4	F	15-May-11	6.72%	47,000	7.9
Class C-3	F	15-Mar-08	6.52%	101,400	4.7
Class C-4	F	15-May-11	6.89%	45,600	7.9
Class D-3	F	15-Mar-08	6.94%	106,100	4.7
Class D-4	F	15-May-11	7.28%	40,700	7.9
Class E-3	F	15-Mar-08	7.25%	73,300	4.7
Class E-4	F	15-May-11	7.60%	32,300	7.9

	Pre-swap:		4.61%	1,430,435	5.4
	Post-swap[3]:		5.07%	1,430,435	5.4
Renaissance Tower	F	Jan-10	4.98%	92,000	6.5
Galleria Towers I, II and III	F	May-04	6.79%	134,792	0.9
Ernst & Young Plaza	V	Jun-04	3.90%	120,000	0.9
One New York Plaza	F	May-06	7.27%	236,397	2.8
1065 Ave. of the Americas (99%)	F	Dec-04	7.18%	37,074	1.4
Newport Tower	F	Nov-04	7.09%	104,613	1.3
2000 L Street, N.W.	F	Aug-07	6.26%	56,100	4.1
Watergate Office Building	F	Feb-07	8.02%	18,076	3.6
1400 K Street, N.W.	F	May-06	7.20%	21,788	2.8
Bethesda Crescent	F	Jan-08	7.10%	33,247	4.5
Bethesda Crescent	F	Jan-08	6.70%	2,755	4.5
Twinbrook Metro Plaza	F	Sep-08	6.65%	16,767	5.2
Two Ballston Plaza	F	Jun-08	6.91%	26,911	4.9
Sunrise Tech Park	F	Jan-06	6.75%	23,345	2.5
Bank of America Plaza (Charlotte)	F	Feb-04	7.43%	65,782	0.6
Gateway Center	F	Sep-10	8.50%	40,845	7.2
Metropolitan Square	F	Jan-08	7.05%	86,275	4.5
250 West Pratt Street	F	Apr-05	6.77%	29,220	1.8
Bank of America Plaza (Columbia)	F	Mar-05	6.90%	20,524	1.7
Esperante Office Building	F	Mar-05	6.52%	23,314	1.7

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V2	Date	Rate	Balance	Maturity

				($ 000's)	(Years)
One Alliance Center	F	Jul-13	4.78%	70,000	10.0
151 Front Street West	V	Jul-05	4.86%	19,957	2.0
Revolving Credit Facility	V	Dec-04	3.31%	34,000	1.5
Other - Fixed	F		5.04%	27,533	5.5
Other - Variable	V		4.25%	596	1.0

Consolidated Office Mortgage and Other Debt			5.70%	2,772,345	4.3

Desert Passage	V	May-05	3.43%	178,010	1.9
Desert Passage	F	Nov-69	12.00%	16,667	66.4
Hollywood & Highland - Retail	V	May-04	3.32%	144,725	0.9
Hollywood & Highland - Other	F	Nov-06	13.59%	8,513	3.4
Hollywood & Highland - Other	F	Apr-29	0.00%	30,242	25.8

Consolidated Retail Mortgage and Other Debt			3.72%	378,157	6.3

Total Consolidated Debt			5.46%	3,150,502	4.6

Bank One Center (50%)	V	Dec-04	5.57%	65,863	1.4
Marina Towers (50%)	F	Aug-07	7.92%	15,460	4.1
The Grace Building (50%)	F	Mar-05	7.50%	54,827	1.7
The Grace Building (50%)	V	Mar-04	4.82%	10,506	0.7
World Apparel Center (50%)	F	Mar-05	7.50%	50,610	1.7
World Apparel Center (50%)	V	Mar-04	4.82%	9,698	0.7
1460 Broadway (50%)	V	May-05	2.88%	12,475	1.9
Waterview (80%)	V	Sep-04	6.25%	15,039	1.2
Hollywood & Highland - Hotel (91.5%)	V	Apr-05	4.31%	71,346	1.8
Hollywood & Highland - Hotel (91.5%)	F	Apr-07	3.00%	4,574	3.8
Hollywood & Highland - Hotel (91.5%)	F	Nov-06	13.59%	2,345	3.4

Unconsolidated Joint Venture Mortgage Debt			5.95%	312,744	1.8

	Current	Principal	Term to
Total Mortgage and Other Debt:	Rate[3]	Balance	Maturity

		($ 000’s)	(Years)
Office	5.76%	3,006,824	4.1
Retail	3.86%	456,422	5.6

	5.51%	3,463,246	4.3

Including Trizec’s pro rata share of unconsolidated real estate joint ventures

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt

(3)	Reflects $150 million of the 7 year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR to 6.01% fixed rate.

2003 Acquisition / Disposition Summary
Second Quarter 2003

Dispositions

				Gross	Property	Sale	Closing
Property	Location	Total Area	Owned Area	Proceeds	Debt	Proceeds	Date

		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)	($ mil.)
Paseo Colorado	Pasadena, CA	565,000	410,000	$113.5	(75.2)	$38.3	15-Jan-03
Goddard Corporate Park	Lanham, MD	203,000	203,000	18.3	(14.8)	3.5	25-Feb-03
New Center One[1] (67%)	Detroit, MI	496,000	331,000	7.5	(12.4)	(4.9)	25-Feb-03
Rosslyn Gateway	Arlington, VA	253,000	253,000	54.5	(19.3)	35.2	14-Mar-03

Total		1,517,000	1,197,000	$193.8	($121.7)	$72.1

(1)	Joint venture sale proceeds and termination fees totaled $17.3 million.

Discontinued Operations2

	Three Months Ended		Six Months Ended
($ 000’s)	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02

Property revenues	$4,302	$9,907	$12,344	$19,436
Property expenses	(2,500)	(4,111)	(5,663)	(8,070)

Property revenues less property expenses	$1,802	$5,796	$6,681	$11,366

(2)	Includes the following properties: Esperante Office Bldg., Plaza West, McKinney Place, Warner Center, Rosslyn Gateway, Goddard Corporate Park, Clark Tower

Appendix A
($ 000’s, except per share amounts)

FFO Definition and Reconciliation

Funds from operations, as defined by the National Association of Real Estate Investment Trusts, or NAREIT, is an appropriate measure of performance for an equity REIT. The White Paper on Funds from Operations, approved by NAREIT in April 2002, defines funds from operations as net income (loss), computed in accordance with GAAP, excluding gains (or losses) from debt restructuring and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The Company computes funds from operations as net income available to common shareholders adjusted for sales of properties, real estate related depreciation and amortization, (gain) loss on early debt retirement, minority interest and recovery on insurance claims. In addition, the Company eliminates the effects of provision for loss on real estate and provision for and loss on investments because they are not representative of our real estate operations. The Company believes that funds from operations is helpful to investors as a measure of the performance of an equity REIT because, along with cash flow from operating activities, investing activities and financing activities, it provides investors with an indication of the ability of a company to incur and service debt, to make capital expenditures and to fund other cash needs. The Company’s computation of funds from operations may not be comparable to funds from operations reported by other REITs. Funds from operations does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of the Company’s financial performance or to cash flows from operating activities, determined in accordance with GAAP, as a measure of the Company’s liquidity, nor is it indicative of funds available to fund the Company’s cash needs, including the Company’s ability to make cash distributions.

The following table reflects the calculation of funds from operations for the three and six months ended June 30, 2003 and 2002:

FFO Reconciliation

	Three Months Ended		Six Months Ended
	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02

Net income available to common shareholders	$10,900	$36,673	$69,003	$82,255
Add/(deduct):
Gain on disposition of real estate	—	(4,013)	(11,351)	(4,013)
Loss on disposition of discontinued real estate	14,592	197	6,066	197
Gain on disposition and gain on early debt retirement in an unconsolidated real estate joint venture	—	—	(2,981)	—
Depreciation and amortization (real estate related) including share of unconsolidated real estate joint ventures and discontinued operations	50,066	45,150	100,550	88,410
Gain on early debt retirement	(3,620)	—	(3,363)	—
Minority interest	777	288	536	324
Recovery on insurance claims	(2,218)	—	(7,484)	—

Funds from operations available to common shareholders (FFO)	$70,497	$78,295	$150,976	$167,173

Weighted average shares outstanding - basic	149,785,046	149,372,623	149,785,046	149,345,705

FFO per share - basic	$0.47	$0.52	$1.01	$1.12

Weighted average shares outstanding - diluted	150,289,382	150,239,058	149,979,535	149,884,795

FFO per share - diluted	$0.47	$0.52	$1.01	$1.12

Appendix B
Second Quarter 2003

Straight-Line Adjustment Summary

	Three Months Ended		Six Months Ended

	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02

Continuing Operations	$3,889	$7,568	$11,939	$16,456
Discontinued Operations	132	304	167	866
Pro Rata Share of Unconsolidated JV’s	427	4	1,139	611

Total	$4,448	$7,876	$13,245	$17,933

Appendix C
Second Quarter 2003

Trizec Properties, Inc.
Financial Information

(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)